UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2004 providing for the issuance of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates Series 2004-8F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-45              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates, Series 2004-8F pursuant to the terms of the Trust Agreement, dated as of July 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as Securities Administrator and Custodian, and Wachovia Bank, National Association, as Trustee.

    On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

GSR Mortgage Loan Trust 2004-8F
Mortgage Pass-Through Certificates, Series 2004-8F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JPMORGAN CHASE BANK,N.A.,not in its individual capacity but solely as Securities Administrator and Custodian under the Agreement referred to herein


Date: January 5, 2004     By: /s/ Annette Marsula
                          --------------------------------------------
                          Annette Marsula
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004


                      GSR Mortgage Loan Trust Series 2004-8F
                         Statement To Certificateholders
                                  December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                         Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total          Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1      165,993,000.00   163,865,410.32   1,859,650.85      751,049.80     2,610,700.65     0.00           0.00    162,005,759.47
IA2        3,932,000.00     3,881,602.19      44,050.94       17,790.68        61,841.62     0.00           0.00      3,837,551.25
IIA1     133,700,000.00   127,328,754.17   1,635,785.48      477,482.83     2,113,268.31     0.00           0.00    125,692,968.69
IIA3      59,159,000.00    54,593,000.47   5,766,762.30               0     5,766,762.30     0.00      272965.00     49,099,203.17
IIIA1     61,611,000.00    51,979,260.10   2,220,351.66      111,755.41     2,332,107.07     0.00           0.00     49,758,908.44
IIIA3      1,129,000.00       952,501.74      40,687.17        2,047.88        42,735.05     0.00           0.00        911,814.57
B1         6,345,000.00     6,316,669.97       7,165.17       32,083.04        39,248.21     0.00           0.00      6,309,504.80
B2         1,969,000.00     1,960,208.54       2,223.52        9,956.11        12,179.63     0.00           0.00      1,957,985.02
B3         1,531,000.00     1,524,164.18       1,728.90        7,741.39         9,470.29     0.00           0.00      1,522,435.28
B4           875,000.00       871,093.18         988.10        4,424.38         5,412.48     0.00           0.00        870,105.08
B5           875,000.00       871,093.18         988.10        4,424.38         5,412.48     0.00           0.00        870,105.08
B6           438,507.00       436,549.09         495.19        2,217.28         2,712.47     0.00           0.00        436,053.90
R                  0.00             0.00           0.00            0.08             0.08     0.00           0.00              0.00
TOTALS   437,557,507.00   414,580,307.13  11,580,877.38    1,420,973.26    13,001,850.64     0.00     272,965.00    403,272,394.75
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IIA2    33,425,000.00     31,832,188.54       0.00        159,160.94      159,160.94       0.00           0.00        31,423,242.17
IIIA2   62,740,000.00     52,931,761.84       0.00        239,075.12      239,075.12       0.00           0.00        50,670,723.01
AX         151,397.74        126,152.10       0.00            841.01          841.01       0.00           0.00           126,003.94
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                        Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1      36242DCD3     987.18265421        11.20318839      4.52458718    15.72777557     975.97946582      IA1       5.500000%
IA2      36242DCE1     987.18265259        11.20318922      4.52458800    15.72777721     975.97946338      IA2       5.500000%
IIA1     36242DCF8     952.34670284        12.23474555      3.57130015    15.80604570     940.11195729      IIA1      4.500000%
IIA3     36242DCH4     922.81817593        97.47903616      0.00000000    97.47903616     829.95323062      IIA3      6.000000%
IIIA1    36242DCJ0     843.66850238        36.03823441      1.81388729    37.85212170     807.63026797     IIIA1      2.580000%
IIIA3    36242DCL5     843.66850310        36.03823738      1.81388840    37.85212578     807.63026572     IIIA3      2.580000%
B1       36242DCN1     995.53506225         1.12926241      5.05642868     6.18569110     994.40579984       B1       6.094929%
B2       36242DCP6     995.53506348         1.12926359      5.05642966     6.18569325     994.40579990       B2       6.094929%
B3       36242DCQ4     995.53506205         1.12926192      5.05642717     6.18568909     994.40580013       B3       6.094929%
B4       36242DCR2     995.53506286         1.12925714      5.05643429     6.18569143     994.40580571       B4       6.094929%
B5       36242DCS0     995.53506286         1.12925714      5.05643429     6.18569143     994.40580571       B5       6.094929%
B6       36242DCT8     995.53505417         1.12926361      5.05643011     6.18569373     994.40579056       B6       6.094929%
TOTALS                 947.48758848        26.46709791      3.24751201    29.71460992     921.64432857
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Current
                         Beginning                                                      Ending             Class       Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                       Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IIA2     36242DCG6      952.34670277      0.00000000      4.76173343      4.76173343   940.1119572         IIA2        6.000000 %
IIIA2    36242DCK7      843.66850239      0.00000000      3.81056933      3.81056933   807.6302679         IIIA2       5.420000 %
AX       36242DCM3      833.24955841      0.00000000      5.55497064      5.55497064   832.2709441         AX          8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanika Fernandez
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                               Tel: (212) 623-5135
                               Fax: (212) 623-6214
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                  170,623,299.79
                                        Pool 2 Mortgage Loans                                                  180,215,828.66
                                        Pool 3 Mortgage Loans                                                   52,433,266.24

Sec. 4.01(iii)  Available Distribution                                                                          13,400,927.71
                                        Aggregate Principal Distribution Amount                                 11,307,912.38
                                        Principal Prepayment Amount                                             10,839,355.35

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                 10,784,503.44
                                        Principal Prepayments                                                       54,851.91
                                        Liquidation Proceeds                                                             0.00
                                        Condemnation Proceeds                                                            0.00
                                        Insurance Proceeds                                                               0.00


Sec. 4.01(vi)   Interest Payment
                          Class IA1
                                                Accrued and Paid for Current Month                             51,049.80
                                                Accrued and Paid from Prior Months                                  0.00
                          Class IA2
                                                Accrued and Paid for Current Month                             17,790.68
                                                Accrued and Paid from Prior Months                                  0.00
                          Class IIA1
                                                Accrued and Paid for Current Month                             77,482.83
                                                Accrued and Paid from Prior Months                                  0.00
                          Class IIA2
                                                Accrued and Paid for Current Month                             59,160.94
                                                Accrued and Paid from Prior Months                                  0.00
                          Class IIA3
                                                Accrued and Paid for Current Month                                  0.00
                                                Accrued and Paid from Prior Months                                  0.00
                          Class IIIA1
                                                Accrued and Paid for Current Month                             11,755.41
                                                Accrued and Paid from Prior Months                                  0.00
                          Class IIIA2
                                                Accrued and Paid for Current Month                             39,075.12
                                                Accrued and Paid from Prior Months                                  0.00
                          Class IIIA3
                                                Accrued and Paid for Current Month                              2,047.88
                                                Accrued and Paid from Prior Months                                  0.00
                          Class AX
                                                Accrued and Paid for Current Month                                841.01
                                                Accrued and Paid from Prior Months                                  0.00
                          Class B1
                                                Accrued and Paid for Current Month                             32,083.04
                                                Accrued and Paid from Prior Months                                  0.00
                          Class B2
                                                Accrued and Paid for Current Month                              9,956.11
                                                Accrued and Paid from Prior Months                                  0.00
                          Class B3
                                                Accrued and Paid for Current Month                              7,741.39
                                                Accrued and Paid from Prior Months                                  0.00
                          Class B4
                                                Accrued and Paid for Current Month                              4,424.38
                                                Accrued and Paid from Prior Months                                  0.00
                          Class B5
                                                Accrued and Paid for Current Month                              4,424.38
                                                Accrued and Paid from Prior Months                                  0.00
                          Class B6
                                                Accrued and Paid for Current Month                              2,217.28
                                                Accrued and Paid from Prior Months                                  0.00



Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                             77,518.06

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                    1,870,553.55
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                            0.00
                                        Current Period Reimbursed Advances                                                 0.00
                                        Aggregate Unreimbursed Advances                                                    0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                895
                                        Balance of Outstanding Mortgage Loans                                    403,272,394.69

Sec. 4.01(xii)                                      Number and Balance of Delinquent Loans
                                                     Group Totals
                                                                                               Principal
                                                     Period                Number                Balance              Percentage
                                                    0-29 days                 891           402,664,394.84                 99.85 %
                                                    30-59 days                  0                     0.00                  0.00 %
                                                    60-89 days                  0                     0.00                  0.00 %
                                                    90-119 days                 0                     0.00                  0.00 %
                                                    120+days                    0                     0.00                  0.00 %
                                                     Total                    891           402,664,394.84                 99.85 %



Sec. 4.01(xii)                                                Number and Balance of Loans in Bankruptcy
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  4              607,999.85                  0.15 %

Sec. 4.01(xii)                                                Number and Balance of Loans in Foreclosure
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %


Sec. 4.01(xiii)                                               Number and Balance of REO Loans
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                        468,557.03
                                                              Payoffs                                                 10,784,503.44
                                                              Prepayments                                                 54,851.91
                                                              Liquidation Proceeds                                             0.00
                                                              Condemnation Proceeds                                            0.00
                                                              Insurance Proceeds                                               0.00
                                                              Realized Losses                                                  0.00

                                                              Realized Losses Group 1                                          0.00
                                                              Realized Losses Group 2                                          0.00
                                                              Realized Losses Group 3                                          0.00
                                                              Realized Gains                                                   0.00

                                                              Realized Gains Group 1                                           0.00
                                                              Realized Gains Group 2                                           0.00
                                                              Realized Gains Group 3                                           0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                         0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                             0.00
                                                              Class IA1                                                        0.00
                                                              Class IA2                                                        0.00
                                                              Class IIA1                                                       0.00
                                                              Class IIA2                                                       0.00
                                                              Class IIA3                                                       0.00
                                                              Class IIIA1                                                      0.00
                                                              Class IIIA2                                                      0.00
                                                              Class IIIA3                                                      0.00
                                                              Class B1                                                         0.00
                                                              Class B2                                                         0.00
                                                              Class B3                                                         0.00
                                                              Class B4                                                         0.00
                                                              Class B5                                                         0.00
                                                              Class B6                                                         0.00
                                                              Class A-X                                                        0.00

Sec. 4.01(xix) Group I
                                        Senior Percentage I                                                               97.2266 %
                                        Senior Prepayment Percentage I                                                   100.0000 %

                                        Subordinate Percentage I                                                           2.7734 %
                                        Subordinate Prepayment Percentage I                                                0.0000 %

Sec. 4.01(xix) Group II
                                        Senior Percentage II                                                              97.1018 %
                                        Senior Prepayment Percentage II                                                  100.0000 %

                                        Subordinate Percentage II                                                          2.8982 %
                                        Subordinate Prepayment Percentage II                                               0.0000 %

Sec. 4.01(xix) Group III
                                        Senior Percentage III                                                             96.7733 %
                                        Senior Prepayment Percentage III                                                 100.0000 %

                                        Subordinate Percentage III                                                         3.2267 %
                                        Subordinate Prepayment Percentage III                                              0.0000 %

                                        Beginning Net Wac                                                                   6.05822
                                        Ending Net Wac                                                                      6.05099

                                        Weighted Averge Maturity                                                             338.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.